SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 9, 2006

CONTINENTAL AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)
(713) 324-2950
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On June 9, 2006, Continental Airlines, Inc. (the “Company”) and Wilmington Trust Company, as Mortgagee, entered into the Trust Indenture and Mortgage, dated as of June 9, 2006 (the “Indenture”), and the Company issued equipment notes (the “Equipment Notes”) under the Indenture in the aggregate principal amount of $320,000,000. The Equipment Notes were issued in two series: $190,000,000 principal amount of Series G, bearing interest at the rate of USD 3-Month LIBOR+0.35%, and $130,000,000 principal amount of Series B, bearing interest at the rate of USD 3-Month LIBOR+3.125%. The interest on the Equipment Notes of both series is payable quarterly on each March 2, June 2, September 2 and December 2, beginning on September 2, 2006. The entire principal amount of the Equipment Notes is due on June 2, 2013. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain Events of Default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the Indenture when due, to comply with certain covenants or to add collateral or redeem Equipment Notes if certain ratios of the value of the collateral securing the Equipment Notes to the outstanding principal amount thereof are not satisfied, as well as certain bankruptcy events involving the Company. The Equipment Notes are secured under the Indenture by a lien on certain aircraft spare parts owned by the Company.

The Equipment Notes were purchased by Wilmington Trust Company, as pass through trustee under certain pass through trusts newly formed by the Company, using the proceeds from the sale of Pass Through Certificates, Series 2006-1G, and Pass Through Certificates, Series 2006-1B (collectively, the “Certificates”). The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-133187) (the “Registration Statement”). For a more detailed description of the agreements and instruments entered into by the Company with respect to the Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Liquidity Facilities for the Class G Certificates”, “Description of the Policy and the Policy Provider Agreement for the Class G Certificates”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in the Company’s final Prospectus Supplement, dated May 24, 2006 (the “Prospectus Supplement”), to the Prospectus, dated April 10, 2006, filed with the Securities and Exchange Commission on May 26, 2006 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.

The proceeds from the sale of the Equipment Notes were used by the Company, in part, to redeem on June 9, 2006, the Company’s outstanding Floating Rate Secured Notes Due 2007 and Floating Rate Secured Subordinated Notes Due 2007 at the aggregate redemption price of $292,673,230, comprised of principal, accrued interest and, in the case of such Subordinated Notes, a premium of $970,000. As a result of such redemption, on June 9, 2006, the Amended and Restated Indenture, dated as of May 9, 2003, among the Company, Wilmington Trust Company, as Trustee, Morgan Stanley Capital Services Inc., as Liquidity Provider, and MBIA Insurance Corporation, as Policy Provider, the Spare Parts Security Agreement, dated as of December 6, 2002, between Wilmington Trust Company, as Security Agent, and the Company, and certain related agreements were terminated. The collateral that secured the redeemed notes was released from the lien under such Spare Parts Security Agreement and used to secure the newly-issued Equipment Notes.

This Current Report is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 1.02. Termination of a Material Definitive Agreement.

See Item 1.01.

Item 2.03. Creation of Direct Financial Obligation.

See Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index attached to this Current Report is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement. The Registration Statement and the final Prospectus Supplement, dated May 24, 2006, to the Prospectus, dated April 10, 2006, relate to the offering of the Certificates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

June 14, 2006	By:	/s/ Jennifer L. Vogel
Jennifer L. Vogel
Senior Vice President, General Counsel, Secretary and Corporate Compliance Officer

EXHIBIT INDEX

1.1	Underwriting Agreement, dated May 24, 2006, between Morgan Stanley & Co. Incorporated, as Underwriter, and Continental Airlines, Inc.

4.1	Trust Supplement No. 2006-1G, dated as of June 9, 2006, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.2	Trust Supplement No. 2006-1B, dated as of June 9, 2006, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.3	Revolving Credit Agreement (2006-1G), dated as of June 9, 2006, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Morgan Stanley Bank, as Primary Liquidity Provider

4.4	ISDA Master Agreement, dated as of June 9, 2006, between Morgan Stanley Capital Services Inc. and Wilmington Trust Company, as Subordination Agent

4.5	Schedule to the Master Agreement, dated as of June 9, 2006, between Morgan Stanley Capital Services Inc. and Wilmington Trust Company, as Subordination Agent

4.6	Above-Cap Liquidity Facility Confirmation, dated as of June 9, 2006, between Morgan Stanley Capital Services Inc. and Wilmington Trust Company, as Subordination Agent

4.7	Guarantee, dated as of June 9, 2006, by Morgan Stanley, relating to the Above-Cap Liquidity Facility

4.8
Insurance and Indemnity Agreement, dated as of June 9, 2006, among Financial Guaranty Insurance Company, as Policy Provider, Continental Airlines, Inc. and Wilmington Trust Company, as Subordination Agent and Trustee

4.9	Financial Guarantee Insurance Policy #06030067 of Financial Guaranty Insurance Company

4.10
Intercreditor Agreement, dated as of June 9, 2006, among Wilmington Trust Company, as Trustee, Morgan Stanley Bank, as Primary Liquidity Provider, Morgan Stanley Capital Services Inc., as Above-Cap Liquidity Provider, Financial Guaranty Insurance Company, as Policy Provider, and Wilmington Trust Company, as Subordination Agent and Trustee

4.11	Note Purchase Agreement, dated as of June 9, 2006, among Continental Airlines, Inc. and Wilmington Trust Company, as Mortgagee, Subordination Agent and Trustee

4.12	Trust Indenture and Mortgage, dated as of June 9, 2006, between Continental Airlines, Inc. and Wilmington Trust Company, as Mortgagee

4.13	Collateral Maintenance Agreement, dated as of June 9, 2006, among Continental Airlines, Inc., Financial Guaranty Insurance Company, as Policy Provider, and Wilmington Trust Company, as Mortgagee

4.14	Reference Agency Agreement, dated as of June 9, 2006, among Continental Airlines, Inc. and Wilmington Trust Company, as Subordination Agent, Mortgagee and Reference Agent

4.15	Form of Continental Airlines Pass Through Certificate, Series 2006-1G (included in Exhibit 4.1)

4.16	Form of Continental Airlines Pass Through Certificate, Series 2006-1B (included in Exhibit 4.2)

23.1	Consent of Simat, Helliesen & Eichner, Inc., dated May 22, 2006